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            American National Bank
          and Trust Company of Chicago

      CONTINUING PLEDGE AGREEMENT


               This Continuing Pledge Agreement is made by the undersigned, Circuit Systems, Inc., an Illinois corporation (hereinafter "Pledgor" or the "Undersigned"), to and for the benefit of American National Bank and Trust Company of Chicago (hereinafter referred to as the "Bank").

          R E C I T A L S:

               Circuit Systems of Tennessee, L.P., a Tennessee limited partnership, with principal offices located at 2350 East Lunt Avenue, Elk Grove Village, Illinois 60007 ( "Borrower" ), is executing those certain term notes in the principal amounts of TWO MILLION TWO HUNDRED SEVENTY THOUSAND AND NO/100 DOLLARS ($2,270,000.00) and TWO MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($2,800,000.00) (hereinafter individually a "Note" and collectively the "Notes"), and that certain master lease (the "Master Lease" ), each made as of even date herewith payable to the order of, and held by Bank.

               The Notes and the Master Lease are the Notes and Master Lease referred to in that certain Loan and Security Agreement
          ( "Loan  Agreement")  among   Borrower,   Circuit   Systems  of
          Tennessee, Inc., an Illinois corporation and the general  partner
          of Borrower  ( "Circuit/Tennessee"), Pledgor  and  Bank.    The
          Notes, the Master Lease and any documents evidencing and/or securing the indebtedness under the Notes, Master Lease or Loan Agreement are hereinafter referred to as the "Loan Documents."

               Pledgor is the sole shareholder of Circuit/Tennessee, and, as such, will benefit from the Loan and financial accommodations of Bank to Borrower described in the Loan Agreement.

               Bank requires as a condition precedent to its making the financial accommodations evidenced by the Notes, the Master Lease and the Loan Agreement, that Pledgor grant to Bank a security interest in the property herein described.

               Pledgor desires to give such security interest to Bank in order to induce Bank to extend such financial accommodations to Borrower.

               NOW, THEREFORE, for value received, and in consideration  of
          the  advances,   credits   or  other   financial   accommodations
          heretofore, now or hereafter at any time extended to Borrower  by
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          Bank (all of  such financial  accommodations, including,  without limitation, the amounts due under the Notes, the Master Lease and
          the  Loan  Agreement,   are  hereinafter  referred   to  as   the
          "Liabilities"), the Undersigned agrees as follows:

          PLEDGE: Pledgor pledges and transfers to the Bank, and grants the Bank a continuing security interest in the property listed below under the heading "Schedule of Collateral (the "Collateral"). If the Collateral consists of securities, the grant includes any stock rights, stock dividends, liquidating dividends, new securities and other property to which the Pledgor may become entitled because it owns the Collateral. The Pledgor
          has transferred  the  securities  to the  Bank.    This  security
          interest shall secure all Liabilities and includes principal, interest, expenses, reasonable attorneys' fees, and all other
          costs of  collection.    The Pledgor  agrees  to  hold  the  Bank
          harmless from any liability caused by its reliance on this Pledge.

          SCHEDULE OF COLLATERAL:

               400,000 shares of the stock of Sigmatron International, Inc., represented by Certificate Nos. SI 1991, SI 1992, SI 1993 & SI 1994
          substitions,   replacements,   additions  and   proceeds.     Any
          securities or other property of the Pledgor at any time in the custody, possession or control of the Bank shall also constitute Collateral unless the Bank holds such property solely in a fiduciary capacity.

          WARRANTIES AND  COVENANTS:   The  Pledgor  warrants it  owns  the
          Collateral free and clear of any liens. The Pledgor will not attempt to sell or assign the Collateral or create any lien or claim against it. The Pledgor agrees to reimburse the Bank, on demand, for any amounts paid or advanced by the Bank for the purpose of preserving all or any part of the Collateral. The Bank shall exercise reasonable care in the custody and preservation of the Collateral to the extent required by applicable statute. The Bank shall use its best efforts to take any action the Pledgor may reasonably request in writing, but the failure to do so shall not be construed as a failure to exercise reasonable care.

          REGISTRATION RIGHTS: If any of the collateral consists of securities not registered under the Securities Act of 1933, and the issuer proposes to register any of its securities, the Pledgor will give the Bank notice of that fact. In addition, and at no cost to the Bank, the Pledgor will use its best efforts to induce the issuer to register the pledged securities so that they may be disposed of by public sale or other public disposition. Upon the completion of registration, the Pledgor will deliver certificates without any restrictive legend in exchange for the unregistered securities. The Pledgor indemnifies and holds the Bank harmless against any loss, claim, damage or liability arising out of the registration process, and will reimburse the Bank for any legal or other expenses incurred by the Bank as a result.

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          INSTRUCTIONS REGARDING THE COLLATERAL:  The Bank may act upon any instructions given by the Pledgor whether in writing or not, with regard to additions or substitutions or sale or other disposition of the Collateral and its proceeds. The Pledgor agrees that any additions to, substitutions for or proceeds of the Collateral that it receives will be held for the Bank's benefit and turned over to the Bank. The Pledgor also gives the Bank permission to have the Collateral or any part of it transferred to or registered in the Bank's name or in the name of any other person or business entity with or without designation of the capacity of that nominee, and will hold the Bank harmless from any liability
          or responsibility   that  might result.   In  furtherance of  the
          Bank's rights under this Pledge, the Pledgor irrevocably appoints
          the  Bank   as  its   attorney-in-fact,   with  full   power   of
          substitution.

          CONTINUED RELIANCE:   The  Bank may  continue  to make  loans  or
          extend credit to the Borrower based on this Pledge until it receives written notice of termination from the Pledgor. That notice shall be effective at the opening of the Bank for business on the third business day after receipt of the notice. The termination will not affect any of the rights given to the Bank in this Pledge with respect to any of the Liabilities that were created, assumed or committed to prior to the effective date of the termination, and all subsequent renewals, extensions, modifications and amendments of the Liabilities. Upon receipt of the notice, the Bank does not have to take any action against the Borrower or the Collateral in order to maintain its rights. If this Pledge secures Liabilities of the Pledgor only, this Pledge is not terminable.

          LOAN-TO-VALUE RATIO: If the ratio of the unpaid balance of the Liabilities to the then fair market value (as reasonably determined by the Bank) of any securities constituting all or any portion of the Collateral shall exceed the Bank's fifty percent (50%) loan-to-value requirements for the 60-Month Term Loan (as defined in the Loan Agreement), and Pledgor fails, within five
          (5) days  following the  demand of  Bank (a    Margin Call
          pledge such additional Collateral as is required by the Bank to maintain such fifty percent (50%) loan-to-value requirement, the Pledgor shall be in default under this Pledge and the Bank may sell all or any portion of such securities and otherwise exercise any or all of the rights and remedies set forth in this Pledge.

          DEFAULT/REMEDIES: If the Borrower fails to pay any of the Liabilities when due, or otherwise defaults under the terms of any agreement related to any of the Liabilities, or if the Pledgor fails to observe or perform any term of this Pledge, or if any representation or warranty of the Pledgor contained in this Pledge is untrue in any material respect, then the Bank shall have all of the rights and remedies provided by any law to liquidate or foreclose on and sell the Collateral, including but

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          not limited to the rights and  remedies of a secured party  under the Uniform Commercial Code. The Pledgor agrees and acknowledges that because of applicable securities laws, the Bank may not be able to effect a public sale of the Collateral, and sales at a private sale may be on terms and at a price less favorable than if the securities were sold at a public sale. The Pledgor agrees that all private sales made under these circumstances shall be construed to have been made in a commercially reasonable manner. These rights and remedies shall be cumulative and not exclusive. If the Pledgor is entitled to notice, that requirement will be met if the Bank sends notice at least seven (7) days prior to the
          date of sale, disposition or other  event requiring notice.   The
          proceeds of any sale shall be applied first to costs, then toward payment of the Liabilities, whether or not the Liabilities have been declared to be due and owing; provided that, to the extent any Liabilities consists of extensions of credit to the Borrower by the issuance of letters of credit or other like obligations of the Bank to third parties which have not been utilized, such proceeds shall be held by the Bank in a cash collateral account as security for the Liabilities.

          LIQUIDATION: Upon the occurrence of an Event of Default or Unmatured Event of Default, each as defined in the Loan Agreement, or upon any Margin Call, which remains unsatisfied in whole or in part by Pledgor, Pledgor agrees that it shall not, for a period ending 180 days following the occurrence of such event, sell and/or offer to sell any securities of Sigmatron International, Inc. then held by Pledgor. Pledgor further agrees that, in such event, it shall not cause or authorize any Affiliate, as such term is described in the Loan Agreement, to sell and/or offer to sell any securities of Sigmatron International, Inc. held by any such Affiliate.

          SALE OF COLLATERAL:

               (a) Pledgor recognizes that Bank may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger of any Subsidiary) of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the
          "Act"), and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition and, notwithstanding such circumstances, agrees that any such private sale or disposition shall be deemed to have been made in a commercially reasonable manner. Bank shall be under no obligation to delay a sale or disposition of any of the Collateral to permit Pledgor or any Subsidiary to register such

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          securities for public  sale under  the Act,  or under  applicable state securities laws, even if Pledgor or any Subsidiary would agree to do so.

               (b)  Pledgor further agrees to  do or cause  to be done all such other acts and things as may be necessary to make such sale or sales or dispositions of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at Pledgor's expense, provided that Pledgor shall be under no obligation to take any action to enable any or all of the Collateral to be registered under the provisions of the Act or to prepare and file a prospectus in connection therewith. Pledgor further agrees that a breach of any of the covenants contained in this paragraph will cause irreparable injury to Bank, that Bank has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this paragraph shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Loan Agreement.

          WAIVERS: The Pledgor waives any right it may have to receive notice of any of the following matters before the Bank enforces any of its rights: (a) the Bank's acceptance of this Pledge, (b) any credit that the Bank extends to the Borrower, (c) the Borrower's default, (d) any demand, or (e) any action that the Bank takes regarding anyone else, any collateral, or any Liability, which it might be entitled to take by law or under any other agreement. No modification or waiver of this Pledge is effective unless it is in writing and signed by the party against whom it is being enforced. The Bank may waive or delay enforcing any of its rights without losing them. Any waiver affects only the specific terms and time period stated in the waiver. The Bank shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any of the Collateral.

          REPRESENTATION BY PLEDGOR: Each Pledgor represents that: (a) the execution and delivery of this Pledge and the performance of the obligations it imposes do not violate any law, do not conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party; (b) this Pledge is a valid and binding agreement, enforceable according to its terms; and (c) all balance sheets, profit and loss statements, and other financial statements furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. Each Pledgor, other than a natural person, further represents that:
          (a) it is duly organized, existing and in good standing under the

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          laws where it is organized: and (b) the execution and delivery of this Pledge and the performance of the obligations it imposes (i) are within its powers and have been duly authorized by all
          necessary  action  of  its  governing  body;  and  (ii)  do   not
          contravene  the  terms  of  its  articles  of  incorporation   or
          organization,  its  by-laws,  or  any  agreement  governing   its
          affairs.

          NOTICES: Notice from one party to another relating to this Pledge is effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or facsimile number set forth in this Pledge by any of the following means: (a) hand delivery, (b) registered or certified mail, postage prepaid, (c) first class or express mail postage prepaid, (d) Federal Express or like overnight courier service, or (e) facsimile, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type. Notice made in accordance with this section shall be construed as delivered on receipt if delivered by hand or wire transmission, on the third business day after mailing if mailed by first class, registered or certified mail, or on the next business day after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier. Notwithstanding the foregoing, notice of termination of the Pledge is received only upon the receipt of actual written notice by the Bank in accordance with the paragraph above labeled Continued Reliance.

          MISCELLANEOUS: The Pledgor consents to (a) any extension, postponement, renewal, modification and amendment of any Liability, (b) the release or discharge of all or any part of any security for the Liabilities and (c) the release or discharge or suspension of any rights and remedies against any person who may be liable for the Liabilities. The Bank does not have to look to any other right, any other collateral, or any other person for payment before it exercises its rights under this Pledge. The Pledgor's obligations to the Bank under this Pledge are not subject to any condition, precedent or subsequent, and shall not be released or affected by any change in the composition or structure of the Pledgor, including a merger or consolidation with any other person or entity. If this Pledge is signed by more than one person, all are jointly and severally bound. This Pledge is binding on the Pledgor and its heirs, successors and assigns, and is for the benefit of the Bank and its successors and assigns. This Agreement is governed by Illinois law. The use of section headings does not limit the provisions of this Pledge.

          WAIVER OF JURY TRIAL: The Bank and the Pledgor, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this Pledge or any related instrument or agreement, or any

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          of the transactions contemplated by this Pledge, or any course of conduct,  dealing,  statements  (whether  oral  or  written),  or
          actions of either  of them.   Neither  the Bank  nor the  Pledgor
          shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the Pledgor except by a written instrument executed by both of them.

          Dated:  July 24, 1997

          Address:                               Pledgor:

          2350 East Lunt Avenue                  CIRCUIT SYSTEMS,INC., an
          Elk Grove Village, Illinois  60007     Illinois corporation
          Facsimile/Telex No. (847) 439-2093

                                               By: /s/ Dilip S. Vyas

                                               Its: Vice-President



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